UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

PERMAL

ALTERNATIVE SELECT VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide investors with long term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Select VIT Portfolio for the period since the Portfolio’s inception on October 6, 2014 through December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Permal Alternative Select VIT Portfolio

Investment commentary

This Investment Commentary covers the Portfolio’s initial reporting period (the Portfolio’s inception on October 6, 2014 through December 31, 2014).

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the period from October 6, 2014 through December 31, 2014 (the “reporting period”). Prior to the beginning of the reporting period, the U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 59.0 in October 2014, the PMI dipped to 58.7 in November and 55.5 in December. Despite moderating late in the year, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 5.8%, the lowest level since July 2008. After holding steady in November, the unemployment rate was 5.6% in December, the lowest level since June 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its

Permal Alternative Select VIT Portfolio	III

Investment commentary (cont’d)

dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, after the reporting period ended, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Permal Alternative Select VIT Portfolio

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Permal Alternative Select VIT Portfolio	V

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide investors with long-term capital appreciation. This multi-manager, multi-strategy Portfolio seeks to achieve long-term capital appreciation while generating attractive risk-adjusted returns. The Portfolio will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Portfolio will also attempt to limit declines during equity market corrections with lower overall Portfolio volatility.

In seeking to meet its investment goal, the Portfolio implements a tactical asset allocation program of alternative strategies overseen by the Porfolio’s manager, Permal Asset Management LLC (“Permal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. Permal may also manage Portfolio assets directly to seek return, or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Portfolio’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and Permal may manage Portfolio assets directly within each category. Ongoing decisions by Permal to allocate Portfolio assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”)); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange-traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset-backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Portfolio may invest in private placements. The Portfolio may also invest in various types of derivatives, including swaps, such as credit default swaps, total return swaps, interest rate swaps, swaps on credit indices and variance swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives

Permal Alternative Select VIT Portfolio 2014 Annual Report	1

Portfolio overview (cont’d)

may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Portfolio’s positions by managing or adjusting the risk profile of the Portfolio or its individual positions.

The Portfolio may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Portfolio makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The Portfolio commenced operations on October 6, 2014. During the Portfolio’s reporting period of October 6, 2014, through December 31, 2014, the S&P 500 Indexii was up +5.30% on a total return basis. Despite a relatively limited time period during the reporting period, some key trends stood out. Specifically, oil prices declined sharply due to strong production growth in the United States combined with the Organization of the Petroleum Exporting Countries’ (“OPEC”) decision in November not to cut production. West Texas Intermediate (“WTI”) crude oil prices were down -49.44% during the last half of 2014. The sharp price decline impacted the U.S. Energy sector with both energy equity and credit markets experiencing volatility and sharp price declines over the final two quarters.

Globally, divergences in both economic growth and monetary policy were prevalent. The U.S. economy continued to expand, while Europe and Japan operated below trend with persistently low inflation. Regarding monetary policy, the Federal Reserve Board (“Fed”)iii ended quantitative easing while the Bank of Japan intensified their efforts. Expectations are high that the European Central Bank (“ECB”)iv will eventually implement some form of quantitative easing early in 2015. Lastly, emerging markets were differentiated by whether they are a commodity importer or exporter as the decline in oil prices created both positive and negative macroeconomic imbalances within those respective emerging market economies.

Outside of U.S. equities, the MSCI World Indexv was up 2.26% while the MSCI Emerging Markets Indexvi was down -5.05%. In the fixed income and credit markets, the Barclays U.S. Aggregate Indexvii was up +1.26%, the JPMorgan Emerging Market Bond Index Plus (EMBI+)viii was down -1.14% and the BofA Merrill Lynch U.S. High Yield Indexix was down -1.87% on tighter credit spreads. Commodity markets continued to decline; the Bloomberg Commodity Indexx was down -12.76% during the reporting period.

Q. How did we respond to these changing market conditions?

A. The Portfolio commenced operations on October 6, 2014, with five different subadvisers across three different strategies. As of October 31, 2014, Global Macro was 40.5% of Portfolio net assets, Equity Hedge was 31.6% and Event Driven was 26.8%. The Portfolio was overweight Global Macro and Equity Hedge, underweight Relative Value and roughly market weight Event Driven relative to the HFRX Global Hedge Fund Indexxi weights.

Both the relative and absolute weights remained fairly constant during the quarter. At

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the close of the reporting period on December 31, 2014, the Portfolio’s allocation to Global Macro stood at 31.6%, Equity Hedge was 30.5% and Event Driven was 26.1%. There was no allocation to Relative Value.

Performance review

For the period since inception on October 6, 2014 through December 31, 2014, Class II shares of Permal Alternative Select VIT Portfolio1 returned 0.44%. The Portfolio’s unmanaged benchmark, the HFRX Global Hedge Fund Index, returned -1.40% for the same period returned, while the Citigroup 3-Month U.S. Treasury Bill Indexxii returned 0.00% for the period from October 31, 2014 through December 31, 2014. The Lipper Variable Alternative Other Funds Category Average2 returned -0.52% for the two-month period ended December 31, 2014.

Performance Snapshot as of December 31, 2014 (unaudited)
	Since Portfolio Inception*
Permal Alternative Select VIT Portfolio[1]:
Class II	0.44%
HFRX Global Hedge Fund Index	-1.40%
Citigroup 3-Month U.S. Treasury Bill Index	0.00	%**
Lipper Variable Alternative Other Funds Category Average[2]	-0.52	%**

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Portfolio’s inception date is October 6, 2014.

** For the period October 31, 2014 to December 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated October 6, 2014, the gross total annual operating expense ratio for Class II shares was 3.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 138 funds in the Portfolio’s Lipper category.

Permal Alternative Select VIT Portfolio 2014 Annual Report	3

Portfolio overview (cont’d)

arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short, to average net assets is not expected to exceed 2.70% for Class II shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Global Macro allocation was the primary contributor to performance during the reporting period. Specifically, the trading advisor pursuing a managed futures strategy was the overall top contributor. Relative to the HFRX Global Hedge Fund Index, the Portfolio’s asset allocation decisions were positive contributors to excess performance during the reporting period — specifically, the decision to overweight Macro. From a manager selection perspective, the aggregate effect also marginally added to excess returns above the HFRX Global Hedge Fund Index.

The Fund uses derivatives for a variety of reasons. During the reporting period, the Fund traded options, futures, swaps and foreign currency forward contracts. The net result of the Fund’s derivative trading activity, in terms of realized and unrealized gains/losses, was a positive impact on Fund performance.

Q. What were the leading detractors from performance?

A. The Equity Hedge allocation detracted from performance. Both equity hedge sub-advisors had negative performance primarily due to long positions in several energy companies.

Thank you for your investment in Permal Alternative Select VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Robert Kaplan

Co-Portfolio Manager

Permal Asset Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

January 20, 2015

RISKS: The Portfolio utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. These investments are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. The Portfolio, and the sub-advised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Portfolio to magnified losses if the Portfolio’s

4	Permal Alternative Select VIT Portfolio 2014 Annual Report

investments decline in value. The Portfolio and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The Portfolio, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Portfolio and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Portfolio or sub-advised funds will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

ix	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

[x]

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

xi

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

Permal Alternative Select VIT Portfolio 2014 Annual Report	5

Portfolio at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Portfolio’s securities sold short as of December 31, 2014 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s securities sold short is subject to change at any time.

6	Permal Alternative Select VIT Portfolio 2014 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class II	0.44%	$1,000.00	$1,004.40	2.85%	$6.73	Class II	5.00%	$1,000.00	$1,010.84	2.85%	$14.44

Permal Alternative Select VIT Portfolio 2014 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the period October 6, 2014 (inception date) to December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (86), then divided by 365.

[4]	For the six months ended December 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

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Portfolio performance (unaudited)

Average annual total returns[1]
Class II†
Inception* through 12/31/14	0.44%

Cumulative total returns[1]
Class II (Inception date of 10/6/14 through 12/31/14)	0.44%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class II is October 6, 2014.

Permal Alternative Select VIT Portfolio 2014 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class II Shares of Permal Alternative Select VIT Portfolio vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — October 6, 2014 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class II shares of Permal Alternative Select VIT Portfolio at inception on October 6, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end September 30, 2014.

10	Permal Alternative Select VIT Portfolio 2014 Annual Report

Consolidated schedule of investments

December 31, 2014

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Common Stocks — 32.9%
Consumer Discretionary — 10.1%
Auto Components — 1.3%
American Axle & Manufacturing Holdings Inc.	4,091	$92,416	*
Faurecia	1,232	45,816	(a)
Goodyear Tire & Rubber Co.	3,625	103,566
Koito Manufacturing Co., Ltd.	2,300	70,149	(a)
Total Auto Components		311,947
Automobiles — 0.3%
General Motors Co.	596	20,807
Motors Liquidation Co. GUC Trust	2,405	46,296
Total Automobiles		67,103
Diversified Consumer Services — 1.1%
Service Corporation International	2,973	67,487
Sotheby’s Holdings Inc.	4,213	181,917
Total Diversified Consumer Services		249,404
Hotels, Restaurants & Leisure — 0.6%
Boyd Gaming Corp.	1,060	13,547	*
Caesars Acquisition Co., Class A Shares	295	3,041	*
Caesars Entertainment Corp.	780	12,238	*
ClubCorp Holdings Inc.	647	11,601
MGM Resorts International	3,900	83,382	*
OPAP SA	1,175	12,556	(a)
Pinnacle Entertainment Inc.	429	9,545	*
Total Hotels, Restaurants & Leisure		145,910
Household Durables — 0.9%
Harman International Industries Inc.	1,918	204,670	(b)
Internet & Catalog Retail — 1.5%
Netflix Inc.	1,000	341,610	*(c)
Media — 0.4%
Comcast Corp., Class A Shares	1,489	86,377
Specialty Retail — 2.1%
Container Store Group Inc.	9,300	177,909	*(c)
L Brands Inc.	500	43,275
PetSmart Inc.	264	21,462
Urban Outfitters Inc.	7,100	249,423	*(c)
Total Specialty Retail		492,069
Textiles, Apparel & Luxury Goods — 1.9%
Compagnie Financiere Richemont SA	1,000	88,577	(a)
Michael Kors Holdings Ltd.	3,900	292,890	*

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	11

Consolidated schedule of investments (cont’d)

December 31, 2014

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Ralph Lauren Corp.	350	$64,806
Total Textiles, Apparel & Luxury Goods		446,273
Total Consumer Discretionary		2,345,363
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Safeway Inc.	725	25,462
Tobacco — 0.1%
Lorillard Inc.	457	28,763
Total Consumer Staples		54,225
Energy — 3.9%
Energy Equipment & Services — 2.3%
Baker Hughes Inc.	3,618	202,861	(b)
Cameron International Corp.	2,151	107,442	*(b)
Oil States International Inc.	1,913	93,546	*(b)
Schlumberger Ltd.	1,150	98,222	(c)
Technip SA	676	40,366	(a)
Total Energy Equipment & Services		542,437
Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.	75	6,187
Antero Resources Corp.	1,000	40,580	*
Concho Resources Inc.	1,000	99,750	*
DHT Holdings Inc.	586	4,284
EP Energy Corp., Class A Shares	2,890	30,172	*
EQT Corp.	107	8,100
Golar LNG Ltd.	2,700	98,469
Marathon Petroleum Corp.	229	20,670
Newfield Exploration Co.	1,500	40,680	*
Valero Energy Corp.	187	9,256
Western Refining Inc.	219	8,274
Total Oil, Gas & Consumable Fuels		366,422
Total Energy		908,859
Exchange-Traded Funds — 0.1%
Market Vectors ETF Trust — Gold Miners ETF	1,400	25,732
Financials — 1.1%
Consumer Finance — 0.3%
Ally Financial Inc.	2,445	57,751	*
Santander Consumer USA Holdings Inc.	1,274	24,983
Total Consumer Finance		82,734

See Notes to Consolidated Financial Statements.

12	Permal Alternative Select VIT Portfolio 2014 Annual Report

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Diversified Financial Services — 0.3%
On Deck Capital Inc.	2,700	$60,561	*
Insurance — 0.3%
Ambac Financial Group Inc.	2,480	60,760	*
Real Estate Investment Trusts (REITs) — 0.2%
Campus Crest Communities Inc.	8,105	59,248
Total Financials		263,303
Health Care — 7.0%
Biotechnology — 0.4%
Receptos Inc.	750	91,883	*
Health Care Equipment & Supplies — 3.2%
Covidien PLC	4,656	476,215
Globus Medical Inc., Class A Shares	2,400	57,048	*
Medtronic Inc.	124	8,953
Spectranetics Corp.	3,400	117,572	*
Wright Medical Group Inc.	2,800	75,236	*
Total Health Care Equipment & Supplies		735,024
Health Care Providers & Services — 1.9%
Brookdale Senior Living Inc.	6,412	235,128	*
Community Health Systems Inc.	815	43,945	*
HCA Holdings Inc.	80	5,871	*
McKesson Corp.	550	114,169
Tenet Healthcare Corp.	1,100	55,737	*
Total Health Care Providers & Services		454,850
Pharmaceuticals — 1.5%
Actavis PLC	700	180,187	*(c)
Mylan Inc.	330	18,602	*
Perrigo Co. PLC	850	142,086
Total Pharmaceuticals		340,875
Total Health Care		1,622,632
Industrials — 3.8%
Aerospace & Defense — 1.0%
Airbus Group NV	287	14,254	(a)
Rolls-Royce Holdings PLC	1,950	26,269	(a)
Triumph Group Inc.	2,976	200,047	(b)
Total Aerospace & Defense		240,570
Airlines — 0.3%
Alaska Air Group Inc.	993	59,341

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	13

Consolidated schedule of investments (cont’d)

December 31, 2014

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Electrical Equipment — 0.7%
General Cable Corp.	6,887	$102,616
Osram Licht AG	985	38,812	*(a)
SolarCity Corp.	481	25,724	*
Total Electrical Equipment		167,152
Machinery — 1.3%
Harsco Corp.	3,746	70,762
Kennametal Inc.	1,128	40,371
Kurita Water Industries Ltd.	2,200	45,961	(a)
Sulzer AG	441	46,851	(a)
Terex Corp.	3,391	94,541
Total Machinery		298,486
Marine — 0.1%
Diana Shipping Inc.	2,421	16,245	*
Trading Companies & Distributors — 0.4%
Air Lease Corp.	2,900	99,499
Total Industrials		881,293
Information Technology — 4.7%
Electronic Equipment, Instruments & Components — 0.0%
CDW Corp.	106	3,728
Internet Software & Services — 1.9%
Cornerstone OnDemand Inc.	3,500	123,200	*
Google Inc., Class A Shares	50	26,533	*
LendingClub Corp.	2,100	53,130	*
LinkedIn Corp., Class A Shares	900	206,739	*(c)
Pandora Media Inc.	2,300	41,009	*
Total Internet Software & Services		450,611
IT Services — 0.4%
AtoS	616	48,746	(a)
ITOCHU Techno-Solutions Corp.	1,500	53,151	(a)
Total IT Services		101,897
Software — 2.3%
CDK Global Inc.	652	26,576
FireEye Inc.	3,300	104,214	*
MicroStrategy Inc., Class A Shares	1,700	276,080	*(c)
Solarwinds Inc.	2,500	124,575	*
Total Software		531,445
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc.	153	16,888
Total Information Technology		1,104,569

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select VIT Portfolio 2014 Annual Report

Permal Alternative Select VIT Portfolio

Security			Shares	Value
Materials — 1.8%
Chemicals — 0.6%
Arkema			510	$33,820	(a)
Cytec Industries Inc.			1,393	64,315
Kuraray Co., Ltd.			4,200	47,885	(a)
Total Chemicals				146,020
Construction Materials — 0.0%
Headwaters Inc.			80	1,199	*
Containers & Packaging — 1.0%
Owens-Illinois Inc.			8,736	235,785	*(b)
Metals & Mining — 0.2%
Barrick Gold Corp.			1,246	13,394
Freeport-McMoRan Inc.			891	20,814
Total Metals & Mining				34,208
Total Materials				417,212
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Hellenic Telecommunications Organization SA			1,749	19,086	*(a)
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Vivint Solar Inc.			1,895	17,472	*
Total Common Stocks (Cost — $7,486,221)				7,659,746

			Shares/Units
Master Limited Partnerships — 0.7%
Financials — 0.7%
Apollo Global Management LLC, Class A Shares			2,390	56,356
Blackstone Group LP			1,870	63,262
Fortress Investment Group LLC, Class A Shares			3,835	30,757
Total Financials				150,375
Liquids Transportation & Storage — 0.0%
PBF Logistics LP			175	3,736
Total Master Limited Partnerships (Cost — $149,964)				154,111

	Rate	Maturity Date	Face Amount
Convertible Bonds & Notes — 1.2%
Financials — 0.3%
Real Estate Investment Trusts (REITs) — 0.3%
Starwood Waypoint Residential Trust, Senior Notes	4.500%	10/15/17	$10,000	10,450	(d)
Starwood Waypoint Residential Trust, Senior Notes	3.000%	7/1/19	50,000	48,313	(b)(d)
Total Financials				58,763

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	15

Consolidated schedule of investments (cont’d)

December 31, 2014

Permal Alternative Select VIT Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 0.9%
Electrical Equipment — 0.9%
SolarCity Corp., Senior Notes	1.625%	11/1/19	$240,000	$218,100	(b)(d)
Total Convertible Bonds & Notes (Cost — $279,957)				276,863
Corporate Bonds & Notes — 12.1%
Consumer Discretionary — 3.3%
Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	305,000	48,800	(e)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	250,000	185,000
Total Hotels, Restaurants & Leisure				233,800
Media — 1.7%
iHeartCommunications Inc., Senior Secured Notes	9.000%	3/1/21	15,000	14,756
iHeartCommunications Inc., Senior Secured Notes	11.250%	3/1/21	75,000	77,532
iHeartCommunications Inc., Senior Secured Notes	9.000%	9/15/22	100,000	98,250	(d)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	200,000	201,750	(d)
Total Media				392,288
Specialty Retail — 0.4%
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	100,000	105,000	(d)
Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	50,000	44,250	(d)
Total Consumer Discretionary				775,338
Consumer Staples — 0.8%
Food & Staples Retailing — 0.8%
New Albertsons Inc., Senior Bonds	7.750%	6/15/26	150,000	135,000
New Albertsons Inc., Senior Bonds	7.450%	8/1/29	30,000	27,000
New Albertsons Inc., Senior Bonds	8.000%	5/1/31	25,000	22,750
Total Consumer Staples				184,750
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Ridgebury Crude Tankers LLC, Senior Secured Bonds	7.625%	3/20/17	250,000	253,125	(f)
Financials — 2.0%
Capital Markets — 1.1%
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	1,750,000	255,938
Insurance — 0.9%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	184,441	212,107	(d)
Total Financials				468,045
Industrials — 0.0%
Aerospace & Defense — 0.0%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	10,000	8,550

See Notes to Consolidated Financial Statements.

16	Permal Alternative Select VIT Portfolio 2014 Annual Report

Permal Alternative Select VIT Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Materials — 4.2%
Metals & Mining — 4.2%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	$55,000	$50,875	(d)
Consolidated Minerals Ltd., Senior Secured Notes	8.000%	5/15/20	200,000	150,900	(d)
Evraz Inc., Senior Secured Notes	7.500%	11/15/19	175,000	169,750	(d)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	200,000	180,500	(d)
HudBay Minerals Inc., Senior Notes	9.500%	10/1/20	300,000	292,500	(b)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	160,000	132,000
Total Materials				976,525
Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
T-Mobile USA Inc., Senior Notes	6.375%	3/1/25	150,000	152,775
Total Corporate Bonds & Notes (Cost — $2,978,276)				2,819,108

		Expiration Date	Contracts
Purchased Options — 1.4%
Actavis PLC, Call @ $270.00		1/15/16	9	26,100
Avis Budget Group Inc., Call @ $50.00		1/15/16	26	51,090
Concho Resources Inc., Call @ $95.00		1/15/16	11	21,615
Ebay Inc., Call @ $60.00		1/15/16	26	11,310
EUR vs USD, Put @ $1.22		2/13/15	372,000	7,602
EUR vs USD, Put @ $1.22		2/25/15	480,000	10,598
EUR vs USD, Put @ $1.23		1/20/15	151,000	2,017
EUR vs USD, Put @ $1.23		2/2/15	447,000	11,275
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		2/13/15	8	1,600
GBP vs USD, Put @ $1.56		1/20/15	151,000	1,389
GBP vs USD, Put @ $1.57		2/19/15	274,000	5,479
GBP vs USD, Put @ $1.57		2/3/15	238,000	4,014
Golar LNG Ltd., Call @ $60.00		1/15/16	23	5,060
Google Inc., Call @ $500.00		1/15/16	3	21,300
L Brands Inc., Call @ $57.50		1/15/16	17	50,235
LinkedIn Corp., Call @ $200.00		1/15/16	4	21,590
MasterCard Inc., Call @ $72.00		1/15/16	16	28,320
Michael Kors Holdings Ltd., Call @ $72.50		1/15/16	13	14,755
Netflix Inc., Call @ $400.00		1/15/16	5	14,900
Rosetta Resources Inc., Call @ $30.00		1/17/15	8	8
Schlumberger Ltd., Call @ $115.00		1/15/16	7	966
Starbucks Corp., Call @ $72.50		1/15/16	17	22,610
USD vs JPY, Call @ 119		1/20/15	225,800	1,414
Total Purchased Options (Cost — $269,762)				335,247

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	17

Consolidated schedule of investments (cont’d)

December 31, 2014

Permal Alternative Select VIT Portfolio

Security	Expiration Date	Warrants	Value
Warrants — 0.0%
Alpha Bank AE (Cost — $4,358)	12/10/17	2,700	$3,071	*
Total Investments before Short-Term Investments (Cost — $11,168,538)			11,248,146

	Rate	Shares
Short-Term Investments — 26.8%
State Street Institutional Liquid Reserves Fund, Premier Class	0.060%	337,566	337,566
State Street Institutional Investment Trust Treasury Money Market Fund, Premier Class	0.000%	4,607,047	4,607,047
State Street Institutional Investment Trust Treasury Plus Fund, Premier Class	0.000%	1,305,871	1,305,871
Total Short-Term Investments (Cost — $6,250,484)			6,250,484
Total Investments — 75.1% (Cost — $17,419,022#)			17,498,630
Other Assets in Excess of Liabilities — 24.9%			5,797,238
Total Net Assets — 100.0%			$23,295,868

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of December 31, 2014.

(f)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $17,475,014.

See Notes to Consolidated Financial Statements.

18	Permal Alternative Select VIT Portfolio 2014 Annual Report

Permal Alternative Select VIT Portfolio

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (6.5)%
Consumer Discretionary — (0.0)%
Hotels, Restaurants & Leisure — (0.0)%
Chipotle Mexican Grill Inc.	(1)	$(684	) *
Specialty Retail — (0.0)%
Five Below Inc.	(73)	(2,981	) *
Total Consumer Discretionary		(3,665)
Consumer Staples — (0.2)%
Food & Staples Retailing — (0.2)%
Whole Foods Market Inc.	(703)	(35,445)
Tobacco — (0.0)%
Reynolds American Inc.	(86)	(5,527)
Total Consumer Staples		(40,972)
Exchange-Traded Funds — (4.0)%
Nikkei 225 ETF	(248)	(36,281	) (a)
SPDR S&P 500 ETF Trust	(1,448)	(297,564)
SPDR S&P Midcap 400 ETF Trust	(1,136)	(299,870)
Vanguard Energy ETF	(1,486)	(165,867)
Vanguard FTSE Europe ETF	(2,600)	(136,266)
Total Exchange-Traded Funds		(935,848)
Financials — (0.2)%
Diversified Financial Services — (0.1)%
Berkshire Hathaway Inc., Class B Shares	(218)	(32,733	) *
Real Estate Investment Trusts (REITs) — (0.1)%
Starwood Waypoint Residential Trust	(766)	(20,199)
Total Financials		(52,932)
Health Care — (1.4)%
Health Care Equipment & Supplies — (1.4)%
Medtronic Inc.	(4,448)	(321,146)
Industrials — (0.6)%
Electrical Equipment — (0.5)%
SolarCity Corp.	(2,008)	(107,388	) *
Trading Companies & Distributors — (0.1)%
ITOCHU Corp.	(2,900)	(31,006	) (a)
Total Industrials		(138,394)
Materials — (0.1)%
Metals & Mining — (0.1)%
Nippon Steel Corp.	(13,000)	(32,262	) (a)
Total Securities Sold Short (Cost — $(1,483,707))		(1,525,219)

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	19

Consolidated schedule of investments (cont’d)

December 31, 2014

Permal Alternative Select VIT Portfolio

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Actavis PLC, Call	1/15/16	$310.00	9	$12,645
Actavis PLC, Put	1/15/16	210.00	9	11,205
Avis Budget Group Inc., Call	1/15/16	57.50	26	37,440
Avis Budget Group Inc., Put	1/15/16	37.00	26	2,405
Concho Resources Inc., Call	1/15/16	115.00	11	13,145
Concho Resources Inc., Put	1/15/16	70.00	11	6,600
Ebay Inc., Call	1/15/16	70.00	26	4,628
Ebay Inc., Put	1/15/16	50.00	26	7,436
Golar LNG Ltd., Put	1/15/16	40.00	23	29,440
Google Inc., Call	1/15/16	575.00	3	10,140
Google Inc., Put	1/15/16	450.00	3	5,775
L Brands Inc., Call	1/15/16	67.50	17	35,530
L Brands Inc., Put	1/15/16	46.50	17	986
Mastercard Inc., Call	1/15/16	82.00	16	18,240
Mastercard Inc., Put	1/15/16	62.00	16	2,400
Michael Kors Holdings Ltd., Call	1/15/16	100.00	13	3,640
Michael Kors Holdings Ltd., Put	1/15/16	55.00	13	3,172
Ralph Lauren Corp., Call	1/17/15	175.00	4	4,952
Ralph Lauren Corp., Put	1/17/15	140.00	4	80
Schlumberger Ltd., Put	1/15/16	85.00	7	6,601
Starbucks Corp., Call	1/15/16	82.50	17	11,577
Starbucks Corp., Put	1/15/16	60.00	17	1,921
Yelp Inc., Put	1/15/16	50.00	11	9,460
Total Written Options (Premiums received — $165,815)				$239,418

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select VIT Portfolio 2014 Annual Report

Consolidated statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $17,419,022)	$17,498,630
Foreign currency, at value (Cost — $23,623)	23,046
Cash	5,464,309
Deposits with brokers for securities sold short	1,496,887
Deposits with brokers for open written options	350,000
Deposits with brokers for open futures contracts	281,495
Receivable for securities sold	275,012
Deposits with brokers for forward foreign currency contracts	227,000
Unrealized appreciation on forward foreign currency contracts	90,068
Interest and dividends receivable	73,653
Receivable from broker — variation margin on open futures contracts	63,399
Receivable for Portfolio shares sold	34,544
Receivable from investment manager	32,326
OTC swaps, at value	1,556
Deferred offering costs	126,162
Total Assets	26,038,087

Liabilities:
Investments sold short, at value (proceeds received — $1,483,707)	1,525,219
Payable for securities purchased	278,102
Payable for offering and organization costs	250,199
Written options, at value (premiums received — $165,815)	239,418
Foreign currency collateral overdraft, at value (Cost — $52,698)	52,098
OTC swaps, at value	175,985
Unrealized depreciation on forward foreign currency contracts	47,386
Service and/or distribution fees payable	4,831
Dividends payable on securities sold short	2,305
Payable for open OTC swap contracts	249
Trustees’ fees payable	226
Accrued expenses	166,201
Total Liabilities	2,742,219
Total Net Assets	$23,295,868

See Notes to Consolidated Financial Statements.

Permal Alternative Select VIT Portfolio 2014 Annual Report	21

Consolidated statement of assets and liabilities (cont’d)

December 31, 2014

Net Assets:
Par value (Note 5)	$23
Paid-in capital in excess of par value	23,136,789
Undistributed net investment income	120,842
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	139,562
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(101,348)
Total Net Assets	$23,295,868

Shares Outstanding:
Class II	2,322,203

Net Asset Value:
Class II	$10.03

See Notes to Consolidated Financial Statements.

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Consolidated statement of operations

For the Period Ended December 31, 2014†

Investment Income:
Interest	$69,394
Dividends	15,297
Less: Foreign taxes withheld	(38)
Total Investment Income	84,653

Expenses:
Organization expenses (Note 1)	343,755
Investment management fee (Note 2)	100,988
Custody fees	81,552
Offering costs (Note 1)	38,888
Audit and tax fees	32,867
Legal fees	24,713
Compliance fees	16,804
Service and/or distribution fees (Note 2)	13,288
Shareholder reports	9,885
Commodity pool reports	8,032
Dividend expense on securities sold short	6,482
Fund accounting fees	5,189
Administration fees (Note 2)	4,784
Interest expense on securities sold short	1,833
Transfer agent fees	1,112
Trustees’ fees	381
Miscellaneous expenses	1,607
Total Expenses	692,160
Less: Fee waivers and/or expense reimbursements (Note 2)	(540,758)
Net Expenses	151,402
Net Investment Loss	(66,749)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	35,480
Futures contracts	67,258
Written options	(21,467)
Swap contracts	10,129
Foreign currency transactions	203,604
Net Realized Gain	295,004

See Notes to Consolidated Financial Statements.

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Consolidated statement of operations (cont’d)

For the Period Ended December 31, 2014†

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	79,608
Futures contracts	65,883
Written options	(73,603)
Short sales	(41,512)
Swap contracts	(174,429)
Foreign currencies	42,705
Change in Net Unrealized Appreciation (Depreciation)	(101,348)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	193,656
Increase in Net Assets from Operations	$126,907

†	For the period October 6, 2014 (inception date) to December 31, 2014.

See Notes to Consolidated Financial Statements.

24	Permal Alternative Select VIT Portfolio 2014 Annual Report

Consolidated statement of changes in net assets

For the Period Ended December 31,†	2014

Operations:
Net investment loss	$(66,749)
Net realized gain	295,004
Change in net unrealized appreciation (depreciation)	(101,348)
Increase in Net Assets from Operations	126,907

Distributions to Shareholders From (Note 1):
Net investment income	(55,000)
Decrease in Net Assets from Distributions to Shareholders	(55,000)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	23,168,963
Reinvestment of distributions	55,000
Cost of shares repurchased	(2)
Increase in Net Assets from Portfolio Share Transactions	23,223,961
Increase in Net Assets	23,295,868

Net Assets:
Beginning of period	—
End of period*	$23,295,868
*Includesundistributed net investment income of:	$120,842

†	For the period October 6, 2014 (inception date) to December 31, 2014.

See Notes to Consolidated Financial Statements.

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Consolidated financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.03)
Net realized and unrealized gain	0.08
Total income from operations	0.05

Less distributions from:
Net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$10.03
Total return[3]	0.44%

Net assets, end of period (000s)	$23,296

Ratios to average net assets:
Gross expenses[4]	13.02%
Net expenses[4,5,6,7]	2.85
Net investment loss[4]	(1.26)

Portfolio turnover rate	77%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 6, 2014 (inception date) to December 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class II shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

26	Permal Alternative Select VIT Portfolio 2014 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Select VIT Portfolio (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, Permal Asset Management LLC (“Permal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Portfolio assets directly.

The Portfolio’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Portfolio. The Portfolio intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select VIT Portfolio Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Portfolio and the Subsidiary.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it

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Notes to consolidated financial statements (cont’d)

is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$2,128,265	$217,098	—	$2,345,363
Energy	868,493	40,366	—	908,859
Industrials	709,146	172,147	—	881,293
Information technology	1,002,672	101,897	—	1,104,569
Materials	335,507	81,705	—	417,212
Telecommunication services	—	19,086	—	19,086
Other common stocks	1,983,364	—	—	1,983,364
Master limited partnerships	154,111	—	—	154,111
Convertible bonds & notes	—	276,863	—	276,863
Corporate bonds & notes	—	2,819,108	—	2,819,108
Purchased options	102,254	232,993	—	335,247
Warrants	—	3,071	—	3,071
Total long-term investments	$7,283,812	$3,964,334	—	$11,248,146
Short-term investments†	6,250,484	—	—	6,250,484
Total investments	$13,534,296	$3,964,334	—	$17,498,630

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Notes to consolidated financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$80,030	—	—	$80,030
Forward foreign currency contracts	—	$90,068	—	90,068
OTC total return swaps‡	—	1,556	—	1,556
Total other financial instruments	$80,030	$91,624	—	$171,654
Total	$13,614,326	$4,055,958	—	$17,670,284

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$1,425,670	$99,549	—	$1,525,219
Written options	116,828	122,590	—	239,418
Futures contracts	14,147	—	—	14,147
Forward foreign currency contracts	—	47,386	—	47,386
OTC total return swaps‡	—	175,985	—	175,985
Total	$1,556,645	$445,510	—	$2,002,155

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

For the period ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2014, securities valued at $632,299 and securities sold short valued at $99,549 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of

30	Permal Alternative Select VIT Portfolio 2014 Annual Report

the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

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Notes to consolidated financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

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The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Short sale transactions. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to deliver to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Portfolio for the short sale are retained by the broker as collateral until the Portfolio replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown in the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Portfolio must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

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Notes to consolidated financial statements (cont’d)

Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended December 31, 2014, see Note 4.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by

34	Permal Alternative Select VIT Portfolio 2014 Annual Report

another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(m) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate

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Notes to consolidated financial statements (cont’d)

counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Portfolio held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $462,789. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

36	Permal Alternative Select VIT Portfolio 2014 Annual Report

(p) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(r) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(s) Organization costs. Organization costs associated with the establishment of the Portfolio are charged to expense as they are incurred.

(t) Offering costs. Costs incurred by the Portfolio in connection with commencement of the Portfolio’s operations are being amortized on a straight line basis over twelve months.

(u) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

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Notes to consolidated financial statements (cont’d)

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$87,149	—	$(87,149)
(b)	155,442	$(155,442)	—

(a)	Reclassifications are due to non-deductible offering and organization costs and non-deductible 12b-1 fees for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Portfolio’s investment manager. Apex Capital, LLC, Atlantic Investment Management, Inc., BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) and TT International are the Portfolio’s subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Portfolio. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Portfolio pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Portfolio’s average daily net assets. The Portfolio pays LMPFA an administration fee at an annual rate of 0.09% of the Portfolio’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses are not expected to exceed 2.70% for Class II shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This arrangement is expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the period ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $540,758, which includes administrative fees waived in the amount of $4,784.

38	Permal Alternative Select VIT Portfolio 2014 Annual Report

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,506,551
Sales	7,063,978

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$676,907
Gross unrealized depreciation	(653,291)
Net unrealized appreciation	$23,616

During the period ended December 31, 2014, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 6, 2014	—	—
Options written	2,652,993	$209,779
Options closed	(2,652,654)	(23,756)
Options exercised	(14)	(20,208)
Options expired	—	—
Written options, outstanding as of December 31, 2014	325	$165,815

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Notes to consolidated financial statements (cont’d)

At December 31, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Euribor	12	3/17	$3,620,940	$3,624,705	$3,765
3-Month Euribor	7	6/17	2,112,312	2,113,776	1,464
90-Day Eurodollar	2	6/17	489,115	489,100	(15)
90-Day Sterling	29	12/15	5,594,064	5,603,600	9,536
90-Day Sterling	14	9/16	2,680,815	2,694,549	13,734
90-Day Sterling	16	12/16	3,073,944	3,075,743	1,799
Corn	1	3/15	20,688	19,850	(838)
Dax Index	1	3/15	299,383	297,778	(1,605)
E-mini NASDAQ 100 Index	4	3/15	338,954	338,620	(334)
E-mini Nikkei 225 Index	30	3/15	443,825	437,051	(6,774)
E-mini S&P 500 Index	9	3/15	912,395	923,580	11,185
Euro Stoxx 50	7	3/15	266,951	265,376	(1,575)
Gold 100 Ounce	1	2/15	120,065	118,410	(1,655)
H-shares Index	1	1/15	76,477	77,302	825
MSCI Taiwan Index	1	1/15	34,432	34,310	(122)
Russell 2000 Mini Index	1	3/15	119,231	120,070	839
Topix Index	1	3/15	118,702	117,507	(1,195)
U.S. Treasury Long-Term Bonds	2	3/15	281,750	289,125	7,375
U.S. Treasury Ultra Long-Term Bonds	1	3/15	158,125	165,188	7,063
					43,472
Contracts to Sell:
90-Day Eurodollar	45	3/16	$11,124,578	$11,117,250	$7,328
3-Month Bankers Acceptance	1	12/15	212,094	212,128	(34)
Natural Gas	1	2/15	35,420	28,890	6,530
RBOB Gasoline	1	2/15	65,884	61,828	4,056
Sugar No. 11	1	3/15	18,065	16,262	1,803
WTI Crude	1	2/15	55,998	53,270	2,728
					22,411
Net unrealized appreciation on open futures contracts					$65,883

At December 31, 2014 , the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	74,507	KRW	82,974,243	Deutsche Bank AG	1/5/15	$(983)
USD	37,909	KRW	42,185,630	Deutsche Bank AG	1/5/15	(471)
BRL	97,122	USD	37,109	Deutsche Bank AG	1/5/15	(572)
BRL	194,986	USD	74,218	Deutsche Bank AG	1/5/15	(865)
BRL	197,533	USD	75,011	Deutsche Bank AG	1/5/15	(700)

40	Permal Alternative Select VIT Portfolio 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	185,272,460	USD	170,444	Deutsche Bank AG	1/5/15	$(1,884)
KRW	155,084,724	USD	143,332	Deutsche Bank AG	1/5/15	(2,236)
KRW	184,616,251	USD	170,444	Deutsche Bank AG	1/5/15	(2,481)
KRW	138,289,614	USD	127,833	Deutsche Bank AG	1/5/15	(2,018)
USD	89,443	BRL	240,163	Deutsche Bank AG	1/5/15	(905)
USD	92,126	BRL	249,478	Deutsche Bank AG	1/5/15	(1,726)
USD	409,255	KRW	455,025,847	Deutsche Bank AG	1/5/15	(4,725)
USD	74,342	KRW	83,077,329	Deutsche Bank AG	1/5/15	(1,241)
USD	185,751	EUR	151,000	Deutsche Bank AG	1/7/15	3,030
USD	138,977	EUR	114,000	Deutsche Bank AG	1/7/15	1,029
USD	377,240	GBP	241,000	Deutsche Bank AG	1/7/15	1,623
USD	220,740	GBP	142,000	Deutsche Bank AG	1/7/15	(578)
USD	131,878	GBP	85,000	Deutsche Bank AG	1/7/15	(601)
USD	226,100	JPY	26,944,563	Deutsche Bank AG	1/7/15	1,148
USD	142,200	JPY	17,124,435	Deutsche Bank AG	1/7/15	(767)
AUD	210,000	USD	173,024	Deutsche Bank AG	1/9/15	(1,630)
AUD	110,000	JPY	10,561,549	Deutsche Bank AG	1/9/15	1,601
AUD	70,000	USD	57,011	Deutsche Bank AG	1/9/15	120
AUD	10,000	USD	8,122	Deutsche Bank AG	1/9/15	39
AUD	70,000	USD	56,857	Deutsche Bank AG	1/9/15	275
AUD	50,000	USD	40,775	Deutsche Bank AG	1/9/15	33
AUD	90,000	USD	72,827	Deutsche Bank AG	1/9/15	627
AUD	30,000	JPY	2,926,416	Deutsche Bank AG	1/9/15	53
AUD	10,000	USD	8,102	Deutsche Bank AG	1/9/15	59
AUD	30,000	USD	24,307	Deutsche Bank AG	1/9/15	178
AUD	60,000	JPY	5,869,626	Deutsche Bank AG	1/9/15	(35)
AUD	10,000	JPY	977,258	Deutsche Bank AG	1/9/15	3
AUD	50,000	USD	40,920	Deutsche Bank AG	1/9/15	(112)
AUD	20,000	JPY	1,959,520	Deutsche Bank AG	1/9/15	(37)
CAD	70,000	USD	60,093	Deutsche Bank AG	1/9/15	149
CAD	10,000	USD	8,596	Deutsche Bank AG	1/9/15	10
EUR	160,000	USD	200,288	Deutsche Bank AG	1/9/15	(6,672)
GBP	20,000	USD	31,310	Deutsche Bank AG	1/9/15	(139)
GBP	20,000	USD	31,495	Deutsche Bank AG	1/9/15	(323)
GBP	10,000	USD	15,495	Deutsche Bank AG	1/9/15	90
GBP	10,000	USD	15,558	Deutsche Bank AG	1/9/15	28
JPY	6,390,000	USD	54,647	Deutsche Bank AG	1/9/15	(1,298)
JPY	3,851,320	AUD	40,000	Deutsche Bank AG	1/9/15	(493)
JPY	1,950,890	AUD	20,000	Deutsche Bank AG	1/9/15	(36)
JPY	6,690,000	USD	55,604	Deutsche Bank AG	1/9/15	250
JPY	2,000,000	USD	16,625	Deutsche Bank AG	1/9/15	72

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Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	7,980,000	USD	66,663	Deutsche Bank AG	1/9/15	$(39)
MXN	280,000	USD	18,992	Deutsche Bank AG	1/9/15	(18)
MXN	20,000	USD	1,346	Deutsche Bank AG	1/9/15	10
MXN	20,000	USD	1,363	Deutsche Bank AG	1/9/15	(8)
NOK	180,000	USD	24,000	Deutsche Bank AG	1/9/15	149
NOK	100,000	USD	13,268	Deutsche Bank AG	1/9/15	148
NOK	10,000	USD	1,350	Deutsche Bank AG	1/9/15	(9)
NOK	20,000	USD	2,701	Deutsche Bank AG	1/9/15	(18)
NOK	20,000	USD	2,687	Deutsche Bank AG	1/9/15	(3)
NOK	20,000	USD	2,692	Deutsche Bank AG	1/9/15	(9)
NOK	90,000	USD	12,113	Deutsche Bank AG	1/9/15	(39)
NZD	140,000	USD	108,279	Deutsche Bank AG	1/9/15	896
NZD	30,000	USD	23,162	Deutsche Bank AG	1/9/15	232
NZD	20,000	USD	15,549	Deutsche Bank AG	1/9/15	47
NZD	10,000	USD	7,771	Deutsche Bank AG	1/9/15	27
NZD	50,000	USD	39,142	Deutsche Bank AG	1/9/15	(151)
PLN	30,000	USD	8,921	Deutsche Bank AG	1/9/15	(449)
PLN	10,000	USD	2,884	Deutsche Bank AG	1/9/15	(60)
PLN	20,000	USD	5,662	Deutsche Bank AG	1/9/15	(14)
PLN	10,000	USD	2,834	Deutsche Bank AG	1/9/15	(10)
SEK	20,000	USD	2,636	Deutsche Bank AG	1/9/15	(70)
SEK	10,000	USD	1,312	Deutsche Bank AG	1/9/15	(30)
SEK	20,000	USD	2,597	Deutsche Bank AG	1/9/15	(31)
SEK	10,000	USD	1,300	Deutsche Bank AG	1/9/15	(18)
SEK	40,000	USD	5,151	Deutsche Bank AG	1/9/15	(20)
SEK	50,000	USD	6,428	Deutsche Bank AG	1/9/15	(14)
SEK	70,000	USD	9,012	Deutsche Bank AG	1/9/15	(33)
TRY	20,000	USD	8,358	Deutsche Bank AG	1/9/15	195
TRY	10,000	USD	4,209	Deutsche Bank AG	1/9/15	67
USD	782,737	AUD	950,000	Deutsche Bank AG	1/9/15	7,383
USD	24,503	AUD	30,000	Deutsche Bank AG	1/9/15	18
USD	65,041	AUD	80,000	Deutsche Bank AG	1/9/15	(252)
USD	32,494	AUD	40,000	Deutsche Bank AG	1/9/15	(153)
USD	17,237	CAD	20,000	Deutsche Bank AG	1/9/15	24
USD	472,201	CAD	550,000	Deutsche Bank AG	1/9/15	(1,131)
USD	17,169	CAD	20,000	Deutsche Bank AG	1/9/15	(43)
USD	17,209	CAD	20,000	Deutsche Bank AG	1/9/15	(3)
USD	17,241	CAD	20,000	Deutsche Bank AG	1/9/15	29
USD	25,804	CAD	30,000	Deutsche Bank AG	1/9/15	(15)
USD	8,603	CAD	10,000	Deutsche Bank AG	1/9/15	(3)
USD	37,294	EUR	30,000	Deutsche Bank AG	1/9/15	990
USD	912,108	EUR	730,000	Deutsche Bank AG	1/9/15	28,733

42	Permal Alternative Select VIT Portfolio 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,501	EUR	10,000	Deutsche Bank AG	1/9/15	$400
USD	49,813	EUR	40,000	Deutsche Bank AG	1/9/15	1,409
USD	368,221	EUR	300,000	Deutsche Bank AG	1/9/15	5,191
USD	123,021	EUR	100,000	Deutsche Bank AG	1/9/15	2,011
USD	110,315	EUR	90,000	Deutsche Bank AG	1/9/15	1,406
USD	36,523	EUR	30,000	Deutsche Bank AG	1/9/15	219
USD	97,565	EUR	80,000	Deutsche Bank AG	1/9/15	757
USD	48,697	EUR	40,000	Deutsche Bank AG	1/9/15	293
USD	15,655	GBP	10,000	Deutsche Bank AG	1/9/15	69
USD	735,843	GBP	470,000	Deutsche Bank AG	1/9/15	3,324
USD	15,639	GBP	10,000	Deutsche Bank AG	1/9/15	53
USD	15,639	GBP	10,000	Deutsche Bank AG	1/9/15	53
USD	31,220	GBP	20,000	Deutsche Bank AG	1/9/15	49
USD	46,617	GBP	30,000	Deutsche Bank AG	1/9/15	(139)
USD	498,953	JPY	58,170,000	Deutsche Bank AG	1/9/15	13,300
USD	1,716	JPY	200,000	Deutsche Bank AG	1/9/15	46
USD	91,767	JPY	10,880,000	Deutsche Bank AG	1/9/15	932
USD	139,582	JPY	16,670,000	Deutsche Bank AG	1/9/15	407
USD	35,904	JPY	4,290,000	Deutsche Bank AG	1/9/15	88
USD	33,966	JPY	4,080,000	Deutsche Bank AG	1/9/15	(98)
USD	15,116	JPY	1,820,000	Deutsche Bank AG	1/9/15	(78)
USD	71,921	MXN	1,060,000	Deutsche Bank AG	1/9/15	92
USD	2,727	MXN	40,000	Deutsche Bank AG	1/9/15	17
USD	7,556	MXN	110,000	Deutsche Bank AG	1/9/15	102
USD	4,812	MXN	70,000	Deutsche Bank AG	1/9/15	69
USD	2,054	MXN	30,000	Deutsche Bank AG	1/9/15	21
USD	1,360	MXN	20,000	Deutsche Bank AG	1/9/15	5
USD	114,718	NOK	860,000	Deutsche Bank AG	1/9/15	(659)
USD	1,326	NOK	10,000	Deutsche Bank AG	1/9/15	(16)
USD	1,350	NOK	10,000	Deutsche Bank AG	1/9/15	8
USD	1,352	NOK	10,000	Deutsche Bank AG	1/9/15	11
USD	9,467	NOK	70,000	Deutsche Bank AG	1/9/15	76
USD	2,727	NOK	20,000	Deutsche Bank AG	1/9/15	44
USD	15,457	NZD	20,000	Deutsche Bank AG	1/9/15	(140)
USD	278,513	NZD	360,000	Deutsche Bank AG	1/9/15	(2,223)
USD	7,703	NZD	10,000	Deutsche Bank AG	1/9/15	(96)
USD	30,913	NZD	40,000	Deutsche Bank AG	1/9/15	(280)
USD	15,426	NZD	20,000	Deutsche Bank AG	1/9/15	(170)
USD	7,713	NZD	10,000	Deutsche Bank AG	1/9/15	(85)
USD	2,974	PLN	10,000	Deutsche Bank AG	1/9/15	150
USD	26,776	PLN	90,000	Deutsche Bank AG	1/9/15	1,361
USD	2,968	PLN	10,000	Deutsche Bank AG	1/9/15	144

Permal Alternative Select VIT Portfolio 2014 Annual Report	43

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,893	PLN	20,000	Deutsche Bank AG	1/9/15	$245
USD	2,877	PLN	10,000	Deutsche Bank AG	1/9/15	53
USD	2,828	PLN	10,000	Deutsche Bank AG	1/9/15	4
USD	104,063	SEK	790,000	Deutsche Bank AG	1/9/15	2,721
USD	41,836	TRY	100,000	Deutsche Bank AG	1/9/15	(927)
USD	8,530	TRY	20,000	Deutsche Bank AG	1/9/15	(23)
USD	4,289	TRY	10,000	Deutsche Bank AG	1/9/15	12
USD	4,290	TRY	10,000	Deutsche Bank AG	1/9/15	14
USD	8,598	TRY	20,000	Deutsche Bank AG	1/9/15	45
USD	4,287	TRY	10,000	Deutsche Bank AG	1/9/15	11
USD	2,559	ZAR	30,000	Deutsche Bank AG	1/9/15	(33)
USD	45,023	ZAR	530,000	Deutsche Bank AG	1/9/15	(764)
USD	1,714	ZAR	20,000	Deutsche Bank AG	1/9/15	(14)
USD	1,726	ZAR	20,000	Deutsche Bank AG	1/9/15	(1)
USD	3,447	ZAR	40,000	Deutsche Bank AG	1/9/15	(9)
USD	2,589	ZAR	30,000	Deutsche Bank AG	1/9/15	(3)
USD	1,714	ZAR	20,000	Deutsche Bank AG	1/9/15	(14)
USD	8,601	ZAR	100,000	Deutsche Bank AG	1/9/15	(38)
ZAR	270,000	USD	22,917	Deutsche Bank AG	1/9/15	409
ZAR	20,000	USD	1,724	Deutsche Bank AG	1/9/15	4
CNY	2,057,894	USD	334,563	Deutsche Bank AG	1/12/15	(3,145)
USD	334,644	CNY	2,057,894	Deutsche Bank AG	1/12/15	3,227
INR	2,110,000	USD	33,643	Deutsche Bank AG	3/18/15	(718)
BRL	10,000	USD	3,753	Deutsche Bank AG	3/18/15	(65)
BRL	10,000	USD	3,543	Deutsche Bank AG	3/18/15	145
BRL	10,000	USD	3,666	Deutsche Bank AG	3/18/15	21
INR	110,000	USD	1,752	Deutsche Bank AG	3/18/15	(35)
INR	1,080,000	USD	17,209	Deutsche Bank AG	3/18/15	(356)
INR	60,000	USD	954	Deutsche Bank AG	3/18/15	(17)
INR	780,000	USD	12,166	Deutsche Bank AG	3/18/15	6
RUB	100,000	USD	1,831	Deutsche Bank AG	3/18/15	(245)
USD	3,732	BRL	10,000	Deutsche Bank AG	3/18/15	44
USD	30,020	BRL	80,000	Deutsche Bank AG	3/18/15	517
USD	3,694	BRL	10,000	Deutsche Bank AG	3/18/15	6
USD	3,612	BRL	10,000	Deutsche Bank AG	3/18/15	(75)
USD	3,619	BRL	10,000	Deutsche Bank AG	3/18/15	(69)
USD	46,216	INR	2,920,000	Deutsche Bank AG	3/18/15	651
USD	30,955	INR	1,960,000	Deutsche Bank AG	3/18/15	370
USD	11,947	INR	760,000	Deutsche Bank AG	3/18/15	88
USD	1,397	INR	90,000	Deutsche Bank AG	3/18/15	(8)
USD	14,149	INR	910,000	Deutsche Bank AG	3/18/15	(51)
USD	2,811	INR	180,000	Deutsche Bank AG	3/18/15	3

44	Permal Alternative Select VIT Portfolio 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,207	INR	270,000	Deutsche Bank AG	3/18/15	$(6)
USD	5,428	INR	350,000	Deutsche Bank AG	3/18/15	(33)
USD	4,816	INR	310,000	Deutsche Bank AG	3/18/15	(22)
USD	13,931	INR	900,000	Deutsche Bank AG	3/18/15	(113)
USD	4,490	INR	290,000	Deutsche Bank AG	3/18/15	(35)
USD	1,174	RUB	100,000	Deutsche Bank AG	3/18/15	(412)
Total						$42,682

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Yuan Renminbi
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At December 31, 2014, the Portfolio had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*	Termination Date	Periodic Payments Made by the Portfolio	Periodic Payments Received by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	$47,571	11/30/15	1-Month LIBOR plus 30 basis points	Chimera Investment Corp.†	—	$1,544
Credit Suisse Securities (Europe) Ltd.	324	11/30/15	1-Month LIBOR plus 55 basis points	MarkWest Energy Partners LP†	—	12
Morgan Stanley Capital Services LLC	1,684,826	10/13/16	Apex R2 basket†‡	USD-Federal Funds-H.15	—	(175,985)
Total	$1,732,721				—	$(174,429)

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

‡	Custom equity basket of securities intended to perform in correlation to the Russell 2000 Index.

Permal Alternative Select VIT Portfolio 2014 Annual Report	45

Notes to consolidated financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total

Purchased options[2]	$1,600	$43,788	—	$289,859	$335,247
Futures contracts[3]	52,064	—	$15,117	12,849	80,030
OTC swap contracts[4]	—	—	—	1,556	1,556
Forward foreign currency contracts	—	90,068	—	—	90,068
Total	$53,664	$133,856	$15,117	$304,264	$506,901

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Written options	—	—	—	$239,418	$239,418
Futures contracts[3]	$49	—	$2,493	11,605	14,147
OTC swap contracts[4]	—	—	—	175,985	175,985
Forward foreign currency contracts	—	$47,386	—	—	47,386
Total	$49	$47,386	$2,493	$427,008	$476,936

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Consolidated Statement of Operations for the period ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

46	Permal Alternative Select VIT Portfolio 2014 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	$(3,552)	$(33,524)	—	$17,788	$(19,288)
Written options	—	(15,652)	—	(5,815)	(21,467)
Futures contracts	55,648	—	$109,942	(98,332)	67,258
Swap contracts	—	—	—	10,129	10,129
Forward foreign currency contracts[2]	—	199,964	—	—	199,964
Total	$52,096	$150,788	$109,942	$(76,230)	$236,596

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	$(13)	$15,040	—	$50,458	$65,485
Written options	—	—	—	(73,603)	(73,603)
Futures contracts	52,015	—	$12,624	1,244	65,883
Swap contracts	—	—	—	(174,429)	(174,429)
Forward foreign currency contracts[2]	—	42,682	—	—	42,682
Total	$52,002	$57,722	$12,624	$(196,330)	$(73,982)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the period ended December 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$279,155
Written options	191,104
Futures contracts (to buy)	27,587,689
Futures contracts (to sell)	4,298,446
Forward foreign currency contracts (to buy)	3,592,901
Forward foreign currency contracts (to sell)	9,127,693

Average Notional Balance
Total return swap contracts	1,915,830

Permal Alternative Select VIT Portfolio 2014 Annual Report	47

Notes to consolidated financial statements (cont’d)

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2014:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$335,247	—	$335,247
Futures contracts[3]	63,399	—	63,399
OTC swap contracts	1,556	—	1,556
Forward foreign currency contracts	90,068	—	90,068
Total	$490,270	—	$490,270

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[4,5,6]	Net Amount
Written options	$239,418	$(239,418)	—
OTC swap contracts	175,985	(175,985)	—
Forward foreign currency contracts	47,386	(47,386)	—
Total	$462,789	$(462,789)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Asset and Liabilities.

[3]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[6]	See the accompanying Consolidated Schedule of Investments for securities pledged as collateral for certain derivatives.

5. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

48	Permal Alternative Select VIT Portfolio 2014 Annual Report

Transactions in shares of the Portfolio were as follows:

	Period Ended December 31, 2014†
Class II
Shares sold	2,316,730
Shares issued on reinvestment	5,473
Shares repurchased	0	*
Net increase	2,322,203

†	For the period October 6, 2014 (inception date) to December 31, 2014.

*	Represents less than 1 share.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

2014
Distributions paid from:
Ordinary Income	$55,000

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$245,072
Undistributed long-term capital gains — net	21,991
Total undistributed earnings	$267,063
Other book/tax temporary differences(a)	48,973
Unrealized appreciation/(depreciation)(b)	(156,980)
Total accumulated earnings/(losses) — net	$159,056

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable to the tax deferral of losses on wash sales.

Permal Alternative Select VIT Portfolio 2014 Annual Report	49

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Select VIT Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period from October 6, 2014 (inception date) to December 31, 2014. These consolidated financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Select VIT Portfolio as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 6, 2014 (inception date) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2015

50	Permal Alternative Select VIT Portfolio 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the Investment Management Agreement of Permal Alternative Select VIT Portfolio (the “Fund”), pursuant to which Permal Asset Management LLC (the “Manager”) serves as “manager of managers” for the Fund, and the separate Sub-Advisory Agreements between the Manager and Apex Capital, LLC, River Canyon Fund Management LLC, TT International, Atlantic Investment Management, Inc. and Union Point Advisors, LLC, and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP (collectively with Apex Capital, LLC, River Canyon Fund Management LLC, TT International, Atlantic Investment Management, Inc. and Union Point Advisors, LLC, the “Sub-Advisers”) pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreements and Trading Agreement are collectively referred to as the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, as the “Agreements.”) The Manager is a subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the portion of the Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons who would serve

Permal Alternative Select VIT Portfolio	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

as the portfolio managers for the segment of the Fund’s assets to be managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meetings. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, the respective portfolio managers’ experience, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. The Board determined that these factors also supported a decision to approve the Agreements.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not

52	Permal Alternative Select VIT Portfolio

the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager and its affiliates will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by the Sub-Advisers.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees payable by such other funds. The Board also noted that the Manager had contractually agreed to waive fees and/or reimburse the Fund’s expenses if such expenses exceed certain amounts and that such arrangement would continue until December 31, 2015.

Manager profitability

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and its affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meetings.

Economies of scale

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager and sub-advisers

The Board considered other benefits expected to be received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the

Permal Alternative Select VIT Portfolio	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s administrator monitored and evaluated trade execution with respect to Fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Investment Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements.

54	Permal Alternative Select VIT Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Select VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Permal Alternative Select VIT Portfolio	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

56	Permal Alternative Select VIT Portfolio

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Permal Alternative Select VIT Portfolio	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

58	Permal Alternative Select VIT Portfolio

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Permal Alternative Select VIT Portfolio	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

60	Permal Alternative Select VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	12/26/2014
Payable date:	12/29/2014
Dividends qualifying for the dividends
received deduction for corporations	2.88%

Please retain this information for your records.

Permal Alternative Select VIT Portfolio	61

Permal Alternative Select VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Permal Asset Management LLC

Subadvisers

Apex Capital, LLC

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

River Canyon Fund Management LLC

TT International

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Equity Variable Trust, a Maryland statutory trust.

Permal Alternative Select VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML109605 2/15 SR15-2417

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $324,685 in December 31, 2013 and $277,943 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2013 and $38,259 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $51,400 in December 31, 2013 and $44,640 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015